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                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM SELECT GROWTH FUND


                         Supplement dated June 14, 2001
                      to the Prospectus dated May 1, 2001

At a meeting held on June 13, 2001, the Board of Trustees of AIM Funds Group (the "trust"), on behalf of AIM Select Growth Fund (the "fund"), voted to revise the fund's investment strategies and change the fund's name.

Effective on or about July 13, 2001, the fund's prospectus will be revised to reflect that the fund intends to reposition its target allocation of assets across AIM's growth, growth at a reasonable price (GARP) and value investment disciplines (collectively, the "Investment Disciplines"). The fund's portfolio management team anticipates, under normal conditions allocating a significant portion of the fund's assets, generally in approximately equal amounts, among the Investment Disciplines. The change to the fund's strategies will result in a portfolio construction that is diverse across AIM's style disciplines and market capitalizations.

In conjunction with the change to the fund's investment strategies, the Board has approved changing the name of the fund to "AIM Select Equity Fund."